                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  AUGUST 1, 2003

                            VERMONT PURE HOLDINGS, LTD.
              (Exact Name of Registrant as Specified in Charter)


           DELAWARE                  000-31797                03-0366218
      (State or other              (Commission              (IRS Employer
jurisdiction of incorporation)      File Number)         Identification Number)


   P.O. BOX C, ROUTE 66, CATAMOUNT INDUSTRIAL PARK, RANDOLPH, VERMONT 05060
             (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (802) 728-3600


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Effective August 1, 2003, Vermont Pure Holdings, Ltd. a Delaware corporation, dismissed Marcum & Kliegman LLP ("Marcum") as the Registrant's independent accountants. The action was approved by the Audit Committee of the Registrant's Board of Directors.

      Marcum had been engaged as the Registrant's independent accountants since May 5, 2003. During the two most recent fiscal years and the subsequent interim periods in fiscal year 2003, there were no disagreements between Marcum, since being engaged on May 5, 2003, or for the periods prior to May 5, 2003 with the registrant's predecessor independent accountants, and the Registrant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Marcum, or the registrant's predecessor independent accountants, would have caused it to make reference to the subject matter of the disagreement in connection with a report on the Registrant's financial statements. The independent accountant's report for each of the Registrant's past two fiscal years did not contain an adverse opinion or disclaimer of opinion nor was the opinion qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and the subsequent interim periods in fiscal year 2003, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

      On August 1, 2003, Deloitte & Touche LLP ("Deloitte") was engaged as the Registrant's new independent accountants. During the two most recent years and the interim period preceding the engagement of Deloitte, the Registrant has not consulted with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of opinion that might be rendered on the Registrant's financial statements, and either a written report or oral advice was provided to the Registrant by Deloitte that Deloitte concluded was an important factor considered by the Registrant in reaching a decision as to the auditing, accounting, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of the Securities Act of 1933, as amended) with its previous accountants or constituted a reportable event.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

     Number             Title
     ------             -----

      16.1       Letter from Marcum & Kliegman LLP

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          VERMONT PURE HOLDINGS, LTD.

                                          By:  /s/ Bruce S. MacDonald
                                               --------------------------------
                                               Bruce S. MacDonald
                                               Chief Financial Officer



Date: August 8, 2003

                                  EXHIBIT INDEX

Number                   Title
------                   -----

16.1             Letter from Marcum & Kliegman LLP